EXHIBIT 32.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned hereby certifies that, to his knowledge, the annual report on Form 10-KSB (the "Report") of ANTs software inc., a Delaware corporation (the "Company"), for the year ended December 31, 2004:

         1. fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certification is being provided pursuant to 18 U.S.C. 1350 and is not to be deemed a part of this Report, nor is it to be deemed to be "filed" for any purpose whatsoever.

Date:    March 29, 2006             By:   /s/ Kenneth Ruotolo
         --------------                   --------------------------------------
                                          Kenneth Ruotolo
                                          Chief Financial Officer and Secretary


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company, and will be retained by the Company, and furnished to the Securities and Exchange Commission upon request.